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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                   June 16, 2000
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)



                                  e-MedSoft.com
              ----------------------------------------------------
              Exact name of Registrant as Specified in its Charter



          Nevada                   1-15587                 84-1037630
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
      of Incorporation             Number                    Number



          1300 Marsh Landing Parkway, Suite 106, Jacksonville, FL 32250
          -------------------------------------------------------------
            Address of Principal Executive Offices, Including Zip Code



                                 (904) 543-1001
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On June 16, 2000, e-MedSoft.com (the "Company") acquired VidiMedix Corporation ("VidiMedix"), an integrated health management and clinical application services provider through a merger with a newly formed, wholly-owned subsidiary of the Company. In connection with this acquisition, the Company issued 379,575 shares of its Common Stock and warrants to purchase an aggregate of 336,216 shares of Common Stock at $8.63 per share in exchange for the cancellation of certain indebtedness of VidiMedix totaling approximately $3,300,000. The Company also assumed approximately $2.9 million of additional debt. The Agreement and Plan of Merger and Reorganization (the "Agreement") also provides that shares of Common Stock may be issued to the former shareholders of VidiMedix in the future under certain earn out provisions.

     VidiMedix provides network medicine solutions that enable physicians to deliver remote examination, diagnosis, and treatment to patients via secure, private and collaborative interactions using advanced Internet an Web technologies.

     VidiMedix's Series 2000 product lines insures compliance with HIPAA and HFCA requirements. Physicians are able to fully interact with their patients and have access to the latest diagnostic and imaging devices, providing delivery of care in a convenient and cost-effective manner.

     VidiMedix currently provides its solutions to 14 network medicine programs operating in over 90 locations. Clients include Texas A&M Health Science Center, Scott and White Hospital & Clinics and Shriners Hospitals for Children. VidiMedix also has several strategic business alliances with key partners such as Superior Consultant Holdings Corp.; IBM Global Healthcare Services; and Data General Corp., a division of EMC Corp.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The financial statements of VidiMedix Corporation will be filed by amendment on or before August 30, 2000.

     (b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information will be filed by amendment on or before August 30, 2000.

     (c)  EXHIBITS.

EXHIBIT
NUMBER     DESCRIPTION                          LOCATION

 10.16     Agreement and Plan of Merger         Filed herewith electronically
           and Reorganization dated
           June 6, 2000, among e-MedSoft.com,
           Vidimedix Acquisition Corporation
           and VidiMedix Corporation

 10.17     First Amendment to Agreement and     Filed herewith electronically
           Plan of Merger and Reorganization
           dated June 14, 2000, among
           e-MedSoft.com, VidiMedix Acquisi-
           tion Corporation






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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   e-MedSoft.com



Dated: June 28, 2000               By:/s/ Margaret A. Harris
                                      Margaret A. Harris, Chief Financial
                                      Officer












































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